Exhibit 99.1

Commercial Opportunities in the Utica Shale Scott Garner V.P. Corporate Development & JV Management May 31, 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports MarkWest files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Key Investment Considerations High-Quality, Diversified Assets Proven Track Record of Growth and Customer Satisfaction Substantial Growth Opportunities Strong Financial Profile Leading presence in six core natural gas producing regions of the U.S. Key long-term contracts with high-quality producers to develop the Marcellus Shale, Utica Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 216% (13% CAGR) since IPO More than $5.0 billion of organic growth and acquisitions since IPO, including the December 2011 Liberty transaction Ranked #1 in EnergyPoint’s 2011 midstream customer satisfaction survey 2012 growth capital forecast of $1.1 billion to $1.5 billion Growth projects are well diversified across the asset base and increase the percentage of fee-based net operating margin Long-term organic growth opportunities focused on resource plays Committed to maintaining strong financial profile Debt to book capitalization of 49% Debt to Adjusted EBITDA of 2.9x Adjusted EBITDA to Interest Expense of 5.5x Established relationships with joint venture partners, which provides capital flexibility 3 Keystone Midstream

Growth Driven by Customer Satisfaction 4 Ranked #1 in Midstream Customer Satisfaction Survey for 2011 Since 2006, we have been ranked #1 or #2 by EnergyPoint Research

Geographic Footprint



Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Houston Office
Eagle Ford Shale

SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- 1.5 Bcf/d transmission capacity including Arkoma Connector Pipeline JV with ArcLight
- Under construction:
  - 120 MMcf/d processing capacity in East Texas

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 Bbl NGL storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d processing capacity at Langley

LIBERTY
- Marcellus Shale
- 325 MMcf/d gathering capacity
- 625 MMcf/d processing capacity
- 60,000 Bbl/d C3+ fractionator
- 90,000 Bbl NGL storage
- Under construction:
  - 1.5 Bcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

UTICA
- Joint Venture with EMG
- Under construction:
  - 365 MMcf/d at the Harrison County processing complex
  - 200 MMcf/d at the Noble County processing complex
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 5

Southwest Segment Competitive advantages Rated 1st for midstream services in East Texas, Midcontinent and Texas Intrastate by large customers Recently constructed gathering systems provide low-pressure and fuel-efficient service Ready access to markets with interconnects to CEGT, NGPL, TGT, ANR, PEPL, CFS and Enogex Largest gathering system in the Woodford Shale East Texas system overlays the rich Haynesville core The recently expanded Arapaho plant in Western Oklahoma is operating at near capacity Under Construction 120 MMcf/d cryogenic processing capacity in E. Texas Areas of Operation Oklahoma, Texas, New Mexico, Louisiana Resource Plays Woodford Shale, Granite Wash, Haynesville Shale, Anadarko Basin, Cotton Valley, Travis Peak, Petitt, Permian Basin Gathering 1.6 Bcf/d capacity Processing 655 MMcf/d capacity Transportation 1.5 Bcf/d transmission capacity, including Arkoma Connector Pipeline JV with ArcLight Capital Partners 2012 Forecasted Segment Operating Income 45% 6

Gulf Coast Segment Competitive advantages Rated 1st in onshore Gulf Coast midstream services by large customers Provide high-quality processing and fractionation services to six major refining complexes Nearly 75% of our inlet volume is under long-term contracts Provide high-purity hydrogen to refiners for production of ultra-low sulfur diesel fuel Our plant reduces overall refinery emissions by converting refinery off-gas to valuable products Area of Operations Corpus Christi, Texas Processing 140 MMcf/d capacity Fractionation 29,000 Bbl/d capacity NGL Marketing & Transportation Ethane, ethylene, propane, propylene, isobutane, normal butane, butylenes, and pentanes Other High-purity hydrogen production Under Construction 4th inlet compressor to increase plant reliability 2012 Segment Forecasted Operating Income 6% 7

Northeast Segment Competitive advantages Rated 1st for midstream services in the Appalachian Basin by all customers We are the largest gas processor and fractionator in the Appalachian Basin We have operated vertically integrated gas processing, fractionation, storage, and marketing in the Northeast for nearly 25 years In Appalachia, approximately 60% of the volume we process and fractionate is under contract for at least 10 years Areas of Operation Kentucky, West Virginia, Michigan Resource Plays Appalachian Basin, Huron/Berea Shale, the Niagaran Reef Processing 505 MMcf/d capacity Fractionation 24,000 Bbl/d capacity NGL Marketing & Storage NGL marketing by truck, rail and barge 285,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Transportation 250 mile crude oil transmission pipeline Under Construction 150 MMcf/d cryogenic processing capacity at Langley 23% 2012 Forecasted Segment Operating Income 8

Liberty Segment Competitive advantages Rated 1st for midstream services in the Marcellus Shale We are the largest processor of natural gas in the Marcellus Shale with liquids-rich acreage dedications in excess of 400,000 acres Operate fully integrated gathering, processing, fractionation, storage and marketing operations Ready access to markets with interconnects to Columbia Gas, National Fuel, TETCO, and TEPPCO Products Pipeline Acquisition of Keystone Midstream Services, LLC: Supports extension of NGL gathering into northwest PA Added two new significant customers Areas of Operation Southwest Pennsylvania and northern West Virginia Resource Plays Marcellus Shale Gathering 390 Mcf/d capacity Processing 625 MMcf/d cryogenic capacity Fractionation 60,000 Bbl/d C3+ capacity NGL Marketing & Storage NGL Marketing by truck 90,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Under Construction Processing: 1.5 Bcf/d cryogenic capacity Fractionation: 115,000 Bbl/d de-ethanization capacity NGL Marketing: Rail loading for 200 railcars NGL Transportation: Extensive NGL gathering system, 50,000 Bbl/d Mariner West purity ethane pipeline 9 2012 Forecasted Segment Operating Income 26%

Commitment to Resource Plays 10 Net capital investments in emerging resource plays since 2006 ...... ..... are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

Keystone Midstream Services Acquisition MarkWest recently acquired 100% of the ownership interests in Keystone Midstream Services, LLC from its current owners Stonehenge Energy Resources, LP Rex Energy Corporation (Rex); and Sumitomo Corporation (Sumitomo) Strategic acquisition in the heart of the liquids-rich Marcellus shale Supports extension of NGL gathering system into northwest PA Positions MarkWest very well to continue serving rich-gas Marcellus and Utica producers Exciting new partnership with Rex and Sumitomo Rex and Sumitomo have dedicated 895 square miles in northern Pennsylvania MarkWest will provide gathering, processing, fractionation and marketing services under long-term fee-based agreements in the Marcellus shale The parties executed a letter agreement to discuss similar midstream services for portions of Rex’s acreage in the Utica shale Utica Shale Marcellus Shale Huron Shale Keystone Midstream

Liberty 2011 Houston I, II, III TEPPCO PRODUCTS PIPELINE Majorsville I, II 12 Processing capacity of 625 MMcf/d and Fractionation capacity of 60,000 Bbl/d Houston Processing and Fractionation Complex Houston I - III 355 MMcf/d C3+ Fractionation 60,000 Bbl/d Interconnect to TEPPCO pipeline Under Construction Rail Loading (August 2012) 200 Rail cars De-ethanization (mid-2013) 38,000 Bbl/d Mariner West ethane pipeline (3Q13) 50,000 Bbl/d Majorsville Processing and Fractionation Complex Majorsville I & II 270 MMcf/d NGL Pipeline to Houston 43,400 Bbl/d Under Construction Majorsville III - V (2013) 600 MMcf/d Majorsville VI (2014) 200 MMcf/d De-ethanization (mid-2013) 38,000 Bbl/d De-ethanization (2014) 38,000 Bbl/d Purity Ethane Pipeline to Houston (3Q13) Mobley Processing Complex Under Construction Mobley I (4Q12) 200 MMcf/d Mobley II (1Q13) 120 MMcf/d NGL Pipeline to Majorsville (2Q12) Sherwood Processing Complex Under Construction Sherwood I (3Q12) 200 MMcf/d Sherwood II (4Q13) 200 MMcf/d NGL Pipeline to Mobley (3Q12) Keystone Sarsen 40 MMcf/d Bluestone I 50 MMcf/d NGL Storage 12,000 Bbbl Under Construction Bluestone II (4Q13) 120 MMcf/d Bluestone III (TBD) 200 MMcf/d NGL Pipeline to the North (2014)

Liberty 2012 Houston I, II, III TEPPCO PRODUCTS PIPELINE 13 Processing capacity will double to more than 1.2 Bcf/d Majorsville I, II Sherwood I Mobley I Sarsen & Bluestone I Rail Facility Houston Processing and Fractionation Complex Houston I - III 355 MMcf/d C3+ Fractionation 60,000 Bbl/d Interconnect to TEPPCO pipeline Under Construction Rail Loading (August 2012) 200 Rail cars De-ethanization (mid-2013) 38,000 Bbl/d Mariner West ethane pipeline (3Q13) 50,000 Bbl/d Majorsville Processing and Fractionation Complex Majorsville I & II 270 MMcf/d NGL Pipeline to Houston 43,400 Bbl/d Under Construction Majorsville III - V (2013) 600 MMcf/d Majorsville VI (2014) 200 MMcf/d De-ethanization (mid-2013) 38,000 Bbl/d De-ethanization (2014) 38,000 Bbl/d Purity Ethane Pipeline to Houston (3Q13) Mobley Processing Complex Under Construction Mobley I (4Q12) 200 MMcf/d Mobley II (1Q13) 120 MMcf/d NGL Pipeline to Majorsville (2Q12) Sherwood Processing Complex Under Construction Sherwood I (3Q12) 200 MMcf/d Sherwood II (4Q13) 200 MMcf/d NGL Pipeline to Mobley (3Q12) Keystone Sarsen 40 MMcf/d Bluestone I 50 MMcf/d NGL Storage 12,000 Bbbl Under Construction Bluestone II (4Q13) 120 MMcf/d Bluestone III (TBD) 200 MMcf/d NGL Pipeline to the North (2014)

Liberty 2013

Processing capacity of 2.3 Bcf/d and Fractionation capacity more than doubles to 196,000 Bbl/d



Mahoning
Lawrence
Butler
Columbiana
Beaver
Sarsen & Bluestone I, II
Mariner West
Carroll
Hancock
Pennsylvania
Allegheny
Brooke
Ohio
Houston I, II, III
De-ethanization I
Harrison Fractionation & marketing facilities
Majorsville I, II, III, IV, V
De-ethanization I
Marshall
Fayette
Monroe
Mobley I, II
Monongalia
Marion
Tyler
Preston
Sherwood I, II
Pleasants
Taylor
Harrison
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Under Construction		
Rail Loading (August 2012)	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d
Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Under Construction		
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		
Mobley Processing Complex		
Under Construction		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (2Q12)		
Sherwood Processing Complex		
Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		
Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
NGL Storage	12,000	Bbbl
Under Construction		
Bluestone II (4Q13)	120	MMcf/d
Bluestone III (TBD)	200	MMcf/d
NGL Pipeline to the North (2014)		

MARKWEST ENERGY PARTNERS, L.P. 14

Liberty 2014

Processing capacity of 2.5 Bcf/d and Fractionation capacity of 234,000 Bbl/d



Mahoning
Lawrence
Butler
Columbiana
Carroll
Mariner West
Sarsen & Bluestone I, II, III
Proposed Shell ethane cracker
Pennsylvania
Houston I, II, III
De-ethanization I
Harrison Fractionation & marketing facilities
Brooke
Ohio
Majorsville I, II, III, IV, V, VI
De-ethanization I, II
Fayette
Marshall
Monroe
Mobley I, II
Monongalia
Tyler
Marion
Preston
Sherwood I, II
Pleasants
Taylor
Harrison
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Under Construction		
Rail Loading (August 2012)	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d
Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Under Construction		
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		
Mobley Processing Complex		
Under Construction		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (2Q12)		
Sherwood Processing Complex		
Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		
Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
NGL Storage	12,000	Bbbl
Under Construction		
Bluestone II (4Q13)	120	MMcf/d
Bluestone III (TBD)	200	MMcf/d
NGL Pipeline to the North (2014)		

MARKWEST ENERGY PARTNERS, L.P.
15

Utica Update May 2012

The Utica Shale Holds an estimated 15 trillion cubic feet of natural gas in Ohio Data and early drilling indicate much of the Utica production will be liquids-rich Significant hydrocarbon generation has occurred across the area and the hydrocarbon content is quite high. Bringing industrial investments of more than $2 billion to Ohio for lease and land acquisitions, new wells drilling, infrastructure development, and community partnerships 17 Source: Ohio EPA Source: Ohio Department of Natural Resources

Horizontal Well Status from the Ohio Dept. of Nat. Resources 18 Source: Ohio Department of Natural Resources OPERATOR NAME ANADARKO E & P COMPANY LP ANTERO RESOURCES CORP. CHESAPEAKE EXPLORATION LLC CNX GAS COMPANY LLC DEVON ENERGY PRODUCTION CO. ECLIPSE RESOURCES I LP ENERVEST OPERATING L GULFPORT ENERGY CORPORATION HESS OHIO RESOURCES LLC HG ENERGY LLC R E GAS DEVELOPMENT LLC XTO ENERGY INC. MAP LABEL APC ARC CHK CNX DEV ERI EOS GEC HES HGE REG XTO COUNT 11 1 150 6 4 1 9 3 3 15 2 2 207 EXPLANATION Horizontal well status Showing wells permitted 2010–Present Producing (10) Completed (16) Drilled (35) Drilling (21) Permitted (124) Plugged (1)

Utica Joint Venture 2012

Interim Processing capacity of 85 MMcf/d and gas gathering system



Stark
Columbiana
Carroll
Harrison Interim
Noble Interim
Sarsen & Bluestone
Houston
Majorsville
Mobley
Sherwood
Ohio
Guernsey
Belmont
Monroe
Marshall
Greene
Marion
Washington
Tyler
Taylor
Pleasants
Wood
TEPPCO PRODUCTS PIPELINE

Harrison Processing and Fractionation Complex

Under Construction

Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Under Construction

Interim Noble Refrigeration (4Q12)	45	MMcf/d
Noble I (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)
NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P. 19

Utica Joint Venture 2013

Processing capacity of 410 MMcf/d and Fractionation capacity of 60,000 BBl/d serving both Utica and Marcellus production



Harrison fractionation & marketing facilities
Harrison I
Noble I
Sarsen & Bluestone
Houston
Majorsville
Mobley
Sherwood
INTERCONNECT TO 3RD PARTY PIPELINE
TEPPCO PRODUCTS PIPELINE

Harrison Processing and Fractionation Complex

Under Construction

Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Under Construction

Interim Noble Refrigeration (4Q12)	45	MMcf/d
Noble I (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)
NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P.
20

Utica Joint Venture 2014

Fractionation capacity increases to 100,000 Bbl/d; processing capacity of 410 MMcf/d



Harrison de-ethanization
Harrison I
Proposed Shell ethane cracker
Sarsen & Bluestone
Houston
Majorsville
Noble I
Mobley
Sherwood
INTERCONNECT TO 3RD PARTY PIPELINE
EPD ATEX EXPRESS PIPELINE
TEPPCO PRODUCTS PIPELINE
SUNOCO PIPELINE

Harrison Processing and Fractionation Complex

Under Construction

Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Planned Construction

Interim Noble Refridgeration (4Q12)	45	MMcf/d
Noble I (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)

NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P.
21

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-in-class midstream services for our producer customers Preserve strong financial profile Deliver superior and sustainable total returns EXECUTE, EXECUTE, EXECUTE !!! 22

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 23